UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 14, 2005

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road
Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01     OTHER EVENTS

          In a press release dated December 14, 2005, The Cheesecake Factory Incorporated announced that it opened its seventh Grand Lux Cafe on December 13, 2005 at the Sawgrass Mills Mall in Sunrise, Florida.  The restaurant contains approximately 11,300 square feet and approximately 300 seats.  The Company also reiterated its new restaurant opening target for 2006 of as many as 21 new restaurants, including as many as four Grand Lux Cafes.  A copy of the press release is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

99.1	Press release dated December 14, 2005 entitled, “The Cheesecake Factory Opens Grand Lux Cafe In Sunrise, Florida. Company Achieves New Restaurant Opening Target For 2005.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2005	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON

Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated December 14, 2005 entitled, “The Cheesecake Factory Opens Grand Lux Cafe In Sunrise, Florida. Company Achieves New Restaurant Opening Target For 2005.”